Acquisitions	12 Months Ended
Jul. 31, 2021
Business Combinations [Abstract]
Acquisitions	Acquisitions
The Group acquired the following businesses during the year ended July 31, 2021, which are all engaged in the distribution of plumbing and heating products and were acquired to support growth in the USA. All transactions have been accounted for by the acquisition method of accounting.

Name	Date of acquisition	Country of incorporation	Shares/asset deal	Acquired %
Old Dominion Supply, Inc.	October 2020	USA	Shares	100%
Atlantic Construction Fabrics, Inc.	November 2020	USA	Assets	100%
Nova Wildcat Amerock Holdings, Inc.	January 2021	USA	Shares	100%
Clarksville Lighting & Appliance, LLC	January 2021	USA	Assets	100%
The Kitchen Showcase, Inc.	June 2021	USA	Assets	100%
Moore Industrial Supply	July 2021	USA	Assets	100%
Canyon Pipe & Supply, Inc.	July 2021	USA	Assets	100%
The assets and liabilities acquired and the consideration for all acquisitions in the year are as follows:

	2021	2020
	$m	$m
Intangible assets:
Software	—	13
Trade names and brands	17	34
Customer relationships	132	101
Other	15	3
Right of use assets	12	30
Property, plant and equipment	11	19
Inventories	51	58
Trade and other receivables	45	62
Cash, cash equivalents and bank overdrafts	13	6
Lease liabilities	(12)	(30)
Trade and other payables	(30)	(28)
Deferred tax	(10)	(11)
Provisions	—	(2)
Total	244	255
Goodwill arising	80	78
Consideration	324	333
Satisfied by:
Cash	299	321
Deferred consideration	25	12
Total consideration	324	333
The fair values acquired are provisional figures, being the best estimates currently available. Further adjustments may be necessary when additional information is available for some of the judgmental areas.
The goodwill arising on these acquisitions is attributable to the anticipated profitability of the new markets and product ranges to which the Group has gained access and additional profitability and operating efficiencies available in respect of existing markets.
The acquisitions contributed $159 million to revenue, $9 million to segment trading profit, $10 million loss to the Group’s operating profit, $15 million loss to the Group’s profit before tax and $17 million loss to the Group’s profit after tax for the period between the date of acquisition and the balance sheet date.
If each acquisition had been completed on the first day of the financial year, continuing revenue would have been $22,999 million, continuing trading profit would have been $2,195 million, continuing operating profit would have been $2,044 million, continuing profit before tax would have been $1,895 million and continuing profit after tax would have been $1,653 million.
The net outflow of cash in respect of the purchase of businesses is as follows:

	2021	2020	2019
	$m	$m	$m
Purchase consideration	299	321	656
Deferred and contingent consideration in respect of acquisitions from prior years	49	36	12
Cash consideration	348	357	668
Cash, cash equivalents and bank overdrafts acquired	(13)	(6)	(11)
Net cash outflow in respect of the purchase of businesses	335	351	657